THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account H

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H

American Legacy® III Plus

Supplement dated August 4, 2017 to the prospectus dated May 1, 2017

This Supplement outlines changes to your American Legacy® individual annuity contract.  All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.
Investment Requirements for other Living Benefit Riders purchased on or after October 3, 2016. The following change is effective beginning August 21, 2017, and applies to i4LIFE® Advantage Select Guaranteed Income Benefit elections. To satisfy your Investment Requirements, contracts that purchase this Living Benefit Rider on or after October 3, 2016 and prior to January 9, 2017 may allocate 100% of your Contract Value or Account Value among the American Funds Asset Allocation Fund (85%) and the American Funds U.S. Government/AAA-Rated Securities Fund (15%).
Contracts that purchase i4LIFE® Advantage Select Guaranteed Income Benefit on or after January 9, 2017 may satisfy these Investment Requirements by allocating 100% of the Contract Value or Account Value in accordance with the American Funds Asset Allocation Fund & American Funds U.S. Government/AAA-Rated Securities Fund asset allocation model made available to you by your broker-dealer. If you terminate the asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.

Please refer to your prospectus for complete details about Investment Requirements and asset allocation models.

Appendix – Guaranteed Income Benefit Percentages for Previous Rider Elections. The percentages applicable to i4LIFE® Advantage Select Guaranteed Income Benefit elections between January 9, 2017 and April 14, 2017 were misstated in your May 1, 2017 prospectus. The correct percentages are reflected in the following table:

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

Please keep this Supplement for future reference.